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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 20, 2004
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                           SMITHWAY MOTOR XPRESS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       NEVADA                        000-20793                   42-1433844
------------------------     ------------------------       -------------------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

          2031 QUAIL AVENUE,
           FORT DODGE, IOWA                                        50501
----------------------------------------                    -------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (515) 576-7418
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

         (d) On August 20, 2004, Smithway Motor Xpress Corp. (the "Company") announced that its Board of Directors (the "Board") elected Dr. Labh S. Hira, dean of the College of Business at Iowa State University, as a director of the Company on August 20, 2004. The Board also appointed Dr. Hira to the Audit Committee and Compensation Committee of the Board.


Item 7.01   Regulation FD Disclosure.

See the Company's press release announcing the election of Dr. Hira dated August 20, 2004, which is furnished as Exhibit 99 hereto.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibit.


         99  Press Release dated August 20, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITHWAY MOTOR XPRESS CORP.


Date:  August 24, 2004                  /s/ Douglas C. Sandvig
                                         -------------------------------------
                                        Douglas C. Sandvig
                                        Senior Vice President,
                                        Chief Financial Officer
                                        and Treasurer



                                       3
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                                  EXHIBIT INDEX

No.  Description                                           Manner of Filing
---  -----------                                           ----------------
99   Press Release dated August 20, 2004.................  Filed Electronically